     As filed with the Securities and Exchange Commission on January 8, 1998
                                                 REGISTRATION STATEMENT NO. 333-

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM S-3
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                       ----------------------------------

                                    TRW INC.
             (Exact name of registrant as specified in its charter)


      OHIO                        3714                         34-0575430
 (State or other      (Primary Standard Industrial          (I.R.S. Employer
 jurisdiction of      Classification Code Number)        Identification Number)
 incorporation or
  organization)

                                    TRW INC.
                               1900 RICHMOND ROAD
                             CLEVELAND, OHIO 44124
                                 (216) 291-7000
              (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)


                              WILLIAM B. LAWRENCE
                           EXECUTIVE VICE PRESIDENT,
                         GENERAL COUNSEL AND SECRETARY
                                    TRW INC.
                               1900 RICHMOND ROAD
                             CLEVELAND, OHIO 44124
                                 (216) 291-7000
               (Name, address, including zip code, and telephone
               number, including area code, of agent for service)


                                   Copy to:

                          WILLIAM P. ROGERS, JR., ESQ.
                             CRAVATH, SWAINE & MOORE
                       WORLDWIDE PLAZA, 825 EIGHTH AVENUE
                            NEW YORK, NEW YORK 10019
                                 (212) 474-1000

                       ----------------------------------

         APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the Registration Statement becomes effective.

                       ----------------------------------

         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [ ]

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 33-42870; 33-61711
                                                            ------------------

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
                                                  --------------------

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                       ----------------------------------

                                               CALCULATION OF REGISTRATION FEE
=====================================================================================================================

 Title of Each Class of Securities      Amount to           Proposed              Proposed            Amount of
         to be Registered             be Registered         Maximum               Maximum         Registration Fee
------------------------------------ ----------------- -------------------- --------------------- ------------------

=====================================================================================================================

                                                         Offering Price      Aggregate Offering
                                                          Per Unit (1)           Price (1)
------------------------------------ ----------------- -------------------- --------------------- ------------------
   Debt Securities                     $80,000,000            100%              $80,000,000            $23,600

=====================================================================================================================

(1) Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(c).

                       STATEMENT PURSUANT TO RULE 429(b)

     The prospectus contained in this registration statement is a combined prospectus which covers Debt Securities of the Registrant heretofore covered by Registration Statement No. 33-42870 (in the amount of $195,470,000, with a filing fee of $48,868) and Registration Statement No. 33-61711 (in the amount of $224,530,000, with a filing fee of $77,425).

================================================================================

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

         This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statements on Form S-3 (Reg. Nos. 33-42870 and 33-61711) filed by TRW Inc. (the "Company") with the Securities and Exchange Commission, including the exhibits thereto, are incorporated herein by reference.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.  Exhibits.

         All exhibits filed with or incorporated by reference in Registration Statements Nos. 33-42870 and 33-61711 are incorporated by reference into, and shall be deemed part of, this registration statement, except the following which are filed herewith:


Exhibit
Number                                Description
------                                -----------

1.1        --    Form of Underwriting Agreement

5.1        --    Opinion of William B. Lawrence as to the validity of the Debt Securities.

23.1       --    Consent of Ernst & Young LLP

23.2       --    Consent of William B. Lawrence (included in Exhibit 5.1).

24         --    Powers of Attorney for certain Directors and Officers of TRW Inc.

25         --    Statement of Eligibility and Qualification on Form T-1 of The Chase Manhattan Bank to act
                 as Trustee under the Indenture, as supplemented.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lyndhurst, State of Ohio, on January 8, 1998.

                                  TRW INC.


                                  By  /s/ WILLIAM B. LAWRENCE
                                    -------------------------
                                      William B. Lawrence
                                      Executive Vice President and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


               SIGNATURE                             TITLE                       DATE
               ---------                             -----                       ----

J. T. GORMAN*                              Chairman of the Board,            January 8,
------------------                         Chief Executive Officer and       1998
J. T. Gorman                               Director


P. S. HELLMAN*                             President, Chief Operating        January 8,
------------------                         Officer and Director              1998
P. S. Hellman

C. G. MILLER*                              Executive Vice President          January 8,
------------------                         and Chief Financial Officer       1998
C. G. Miller

T. A. CONNELL*                             Vice President and Controller     January 8,
-----------------                                                            1998
T. A. Connell

M. H. ARMACOST*                            Director                          January 8,
------------------                                                           1998
M. H. Armacost

M. FELDSTEIN*                              Director                          January 8,
-----------------                                                            1998
M. Feldstein

R. M. GATES*                               Director                          January 8,
-----------------                                                            1998
R. M. Gates

C. H. HAHN*                                Director                          January 8,
-----------------                                                            1998
C. H. Hahn

G. H. HEILMEIER*                           Director                          January 8,
-----------------                                                            1998
G. H. Heilmeier

K. N. HORN*                                Director                          January 8,
-----------------                                                            1998
K. N. Horn

E. B. JONES*                               Director                          January 8,
-----------------                                                            1998
E. B. Jones

W. S. KISER*                               Director                          January 8,
-----------------                                                            1998
W. S. Kiser

D. B. LEWIS*                               Director                          January 8,
-----------------                                                            1998
D. B. Lewis

J. T. LYNN*                                Director                          January 8,
-----------------                                                            1998
J. T. Lynn

L. M. MARTIN*                              Director                          January 8,
-----------------                                                            1998
L. M. Martin

J. D. ONG*                                 Director                          January 8,
-----------------                                                            1998
J. D. Ong

R. W. POGUE*                               Director                          January 8,
-----------------                                                            1998
R. W. Pogue

         William B. Lawrence, by signing his name hereto, does hereby sign and execute this Registration Statement on behalf of each of the above-named officers and Directors of TRW Inc. pursuant to powers of attorney executed by each of such officers and Directors and filed with the Securities and Exchange Commission as an exhibit to this Registration Statement.


*By      /s/    WILLIAM B. LAWRENCE         January 8, 1998
   ------------------------------------
                  William B. Lawrence
                  Attorney-in-Fact

                                INDEX TO EXHIBITS

Exhibit
Number                                Description
------                                -----------

1.1        --    Form of Underwriting Agreement

5.1        --    Opinion of William B. Lawrence as to the validity of the Debt Securities.

23.1       --    Consent of Ernst & Young LLP

23.2       --    Consent of William B. Lawrence (included in Exhibit 5.1).

24         --    Powers of Attorney for certain Directors and Officers of TRW Inc.

25         --    Statement of Eligibility and Qualification on Form T-1 of The Chase Manhattan Bank to act
                 as Trustee under the Indenture, as supplemented.
